UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) February 12, 2007

PHH ALTERNATIVE MORTGAGE TRUST, SERIES 2007-1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
PHH MORTGAGE CORPORATION (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-11 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 26, 2007, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of January 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of PHH Alternative Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 26, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of January 26, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, PHH Mortgage Corporation, as servicer and Bishop’s Gate Residential Mortgage Trust, as company, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 1, 2005, by and between DB Structured Products, Inc., as purchaser and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers.

99.4

ISDA Master Agreement, Schedule to the Master Agreement, Swap Transaction Confirmation and Credit Support Annex, each dated as of January 26, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

Title:   Director

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

Dated: February 12, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 26, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of January 26, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, PHH Mortgage Corporation, as servicer and Bishop’s Gate Residential Mortgage Trust, as company, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 1, 2005, by and between DB Structured Products, Inc., as purchaser and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers.

99.4

ISDA Master Agreement, Schedule to the Master Agreement, Swap Transaction Confirmation and Credit Support Annex, each dated as of January 26, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.